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                                                                   EXHIBIT 10(z)


                             STOCK PLEDGE AGREEMENT

                  THIS STOCK PLEDGE AGREEMENT is executed effective the 20th day of December, 2000, by SEVEN SEAS PETROLEUM INC., a Yukon Territory, Canada corporation (the "Borrower"), SEVEN SEAS PETROLEUM HOLDINGS INC., a Cayman Islands corporation ("SSPH"), and SEVEN SEAS PETROLEUM COLUMBIA INC., a Cayman Islands corporation ("SSPC" and jointly and severally with the Borrower and SSPH, the "Debtors"), each having a notice address at 5555 San Felipe, Suite 1700, Houston, Texas 77056, in favor of STILLWATER NATIONAL BANK AND TRUST COMPANY, N.A. (the "Secured Party"), having a notice address at 6305 Waterford Boulevard, Suite 205, Oklahoma City, Oklahoma 73118.

                                   WITNESSETH:

                  WHEREAS, the Borrower is liable to the Secured Party under that certain Promissory Note of even date herewith in the principal amount of Ten Million Dollars ($10,000,000.00) (the "Note"), in connection with that certain Loan Agreement of even date herewith between the Borrower and the Secured Party (the "Loan Agreement"); and

                  WHEREAS, each of SSPH and SSPC is a direct or indirect wholly owned subsidiary of the Borrower and the Debtors have agreed to secure payment of the Note and all other Obligations of the Borrower to the Secured Party by granting the Secured Party a lien, security interest and pledge covering certain assets of the Debtors.

                  NOW, THEREFORE, in consideration of the premises and the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the Debtors hereby agree with the Secured Party as follows:

1. Definitions. Unless otherwise defined herein, all terms used herein which are defined in the Loan Agreement will have the same meanings herein unless the context otherwise requires and all terms used herein which are defined in the Oklahoma Uniform Commercial Code (the "UCC") will have the same meanings herein unless the context otherwise requires.

2. Security Interest. Each of the Debtors hereby grants to the Secured Party a first and prior security interest in the stock currently owned by the Debtors described in Schedule "A" attached hereto as a part hereof (the "Pledged Stock"), together with all additions and substitutions of shares of the Pledged Stock or certificates, all of the Debtors' interest and rights in the Pledged Stock, whether now owned or hereafter acquired, all cash and stock dividends attributable to the Pledged Stock, all increases relating to the Pledged Stock as a result of stock splits, mergers or any other reorganization, all monies and claims for monies due and to become due to the Debtors as dividends or arising under accounts, contracts, agreements and general intangibles relating to the Pledged Stock and all proceeds and products thereof (the Pledged Stock and the foregoing items are hereafter called the "Collateral"). This Agreement is intended for security only and is to secure the Obligations of the Debtors owing to the Secured Party as herein described. It is understood that the Secured Party does not hereby assume any of the obligations of the Debtors in connection with the Collateral.



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         2.1      Voting Rights. Absent an event of Default (as hereinafter
                  defined) under this Agreement or the other Loan Documents, the Debtors will retain all voting rights with respect to the Pledged Stock. On or after the occurrence of an event of Default and without further notice to the Debtors, the Secured Party will have the right to exercise all voting rights, all conversion, exchange, subscription and other rights pertaining to the Pledged Stock, whether or not the Pledged Stock has been registered in the Secured Party's name. Each of the Debtors hereby appoints the Secured Party as such Debtor's lawful attorney-in-fact and proxy to exercise the foregoing rights after the occurrence of an event of default. Each of the Debtors agrees that the foregoing proxy is coupled with an interest and is irrevocable.

         2.2 Cash Dividends. Absent an event of Default, the Debtors will have the right to receive and retain for the Debtors' use all cash dividends paid on the Pledged Stock. On or after the occurrence of an event of Default and without further notice to the Debtors, the Secured Party will have the right to receive such cash dividends and to apply the same toward satisfaction of the Secured Indebtedness (as hereinafter defined) or hold the same as part of the Collateral under this Agreement.

         2.3 Stock Dividends. In the event any stock dividends are paid on the Pledged Stock, or if any stock or other securities are delivered to the Debtors in connection with any stock split, merger or reorganization affecting the Pledged Stock, the Debtors will immediately deliver to the Secured Party the certificates representing such stock dividends, other stock or securities, together with executed endorsements or appropriate powers. Any such stock dividend, other stock or securities will be held by the Secured Party as part of the Collateral under the terms of this Agreement.

3. Secured Indebtedness. The security interest granted hereby in the Pledged Stock is given to secure the Borrower's payment of: (a) the Note together with interest thereon; (b) any and all other or additional Obligations of the Borrower to the Secured Party; (c) all extensions, renewals, amendments, modifications, substitutions and changes in form to the Note; (d) all costs and expenses incurred in connection with the collection of the Note and any other Obligations and enforcement of the Loan Documents and the Secured Party's rights under this Agreement and all other Loan Documents including, without limitation, the collection or enforcement of the Loan Documents whether by judicial proceedings, proceedings under Chapter 7 or 11 of the Bankruptcy Code or any successor statute thereto, or otherwise, and including attorneys' fees and expenses; (e) all advances made by the Secured Party to protect the security hereof, including advances made for or on account of levies, taxes and for maintenance or recovery of the Pledged Stock, together with interest thereon at the Default rate specified in the Note; (f) all future advances and any and all other indebtedness, liabilities and obligations of the Borrower to the Secured Party (whether primary, secondary, direct or indirect, absolute or contingent, sole, joint, or several) whether now owing or hereafter incurred; and (g) performance of the agreements herein set forth (the foregoing items (a) through (g) are collectively referred to herein as the "Secured Indebtedness").

4. Debtors' Agreements. Until payment in full of the Secured Indebtedness, the Debtors jointly and severally will perform or cause to be performed the following agreements:


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         4.1      Possession of Collateral. The Debtors agree to deliver the
                  Pledged Stock to the Secured Party, appropriately endorsed to the Secured Party or with stock powers in form and substance satisfactory to the Secured Party in favor of the Secured Party. The Debtors will provide the name and address of the stock transfer agent to the Secured Party. Regardless of the form of any endorsement to the Secured Party, the Debtors waive presentment, demand, notice of dishonor, protest, notice of protest and all other notices with respect thereto.

         4.2 Additional Documents. The Debtors agree to execute and deliver any documents which are necessary in the judgment of the Secured Party to obtain, maintain and perfect a security interest under this Agreement and to enable the Secured Party to comply with any foreign, federal or state law to obtain or perfect the Secured Party's security interest in the Collateral or otherwise applicable to the Secured Party.

         4.3 Creation of Liens. The Debtors will not create, assume or suffer to exist any claim, pledge, security interest, encumbrance or other lien (including the lien of an attachment, judgment or execution) affecting any or all of the Collateral, excluding only liens held by the Secured Party.

5. Debtors' Representations and Covenants. The Debtors jointly and severally hereby warrant, represent and agree as follows:

         5.1 Principal Place of Business. The principal place of business in the United States of each of the Debtors is 5555 San Felipe, Suite 1700, Houston, Texas 77056.

         5.2 Title. Each of the Debtors has absolute title to the Pledged Stock owned by such Debtor free and clear of all liens, encumbrances and security interests except for the security interest hereby granted to the Secured Party and such other rights, if any, of the Secured Party, and each of the Debtors warrants and will defend the same unto the Secured Party against the claims and demands of all persons and parties whomsoever. The Debtors are not in default in the performance of any obligation or the payment of any sum owing with respect to the Pledged Stock. The Debtors will take all steps necessary to cause or permit the Secured Party to cause the Pledged Stock to be registered in the name of the Secured Party and new share certificates to be issued.

6. Default. As used herein "Default" means the occurrence of any event of Default under the Loan Agreement or the failure by any of the Debtors to keep, observe, comply with and perform all of the obligations and undertakings under this Agreement or any of the other Loan Documents or failure to pay any principal or interest on the Note when due and, in any such event, the Secured Party may, at its option and without notice to any party, declare all or any portion of the Secured Indebtedness to be immediately due and payable and may proceed to enforce payment of the same, to exercise any or all rights and remedies provided herein, in the other Loan Documents, and by the UCC and otherwise available at law or in equity. All remedies hereunder are cumulative, and any indulgence or waiver by the Secured Party will not be construed as an abandonment of any other right hereunder or of the power to enforce the same or another right at a later time.

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7. Remedies. On the occurrence of an event of Default, the Secured Party may take the following actions:

         7.1 Remedy. The Secured Party may (a) exercise in respect of the Collateral or any portion thereof all of the rights and remedies of a secured party under the UCC, or (b) at any time and from time to time sell, resell, assign and deliver, in the Secured Party's discretion, all or any part of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale on commercially reasonable terms. In connection therewith, the Secured Party may bid on such Collateral for its own account and each of the Debtors hereby waives and releases any and all equity or right of redemption. To effect any sale, transfer or other disposal of any of the Collateral, the Secured Party has the right, for and in the name, place and stead of the Debtors, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Collateral.

         7.2 Sale Procedure. Except as expressly provided for herein, no demand or advertisement, all of which are hereby expressly waived by the Debtors, will be required in connection with any sale or other disposition of any part of the Collateral which threatens to decline speedily in value or which is of a type customarily sold on a recognized market. In all other events, the Secured Party will give the Debtors, at least ten (10) days prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice the Debtors agree is reasonable, all other demands and advertisements being hereby waived. The Secured Party will not be obligated to make any sale of Collateral, regardless of the fact that notice of sale may have been given. The Secured Party may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may be made at the time and place to which the same was so adjourned. Upon each public or private sale of Collateral, the Secured Party or any holder of the Note, or any of their respective affiliates, may purchase all or any of the Collateral being sold, free from any equity or right of redemption, which is hereby waived and released by the Debtors, and may make payment therefor in cash or, at the Secured Party's or such holder's option (by endorsement without recourse), by tendering or releasing principal or accrued and unpaid interest on the Note, in lieu of cash, in a face amount equal to the amount of the purchase price. The Debtors agree to pay all reasonable costs and expenses of every kind for sale or delivery, including brokers' and attorneys' fees, and after deducting such costs and expenses from the proceeds of sale, the Secured Party will apply any residue to the payment of the Secured Indebtedness and the Debtors will continue to be liable for any deficiency in accordance with the Loan Documents. The balance, if any, remaining after payment in full of all of the Secured Indebtedness will be paid to the Debtors or as otherwise directed by any court having appropriate jurisdiction.


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         7.3      Private Sales. The Debtors recognize that the Secured Party may be unable to effect a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, as now or hereafter in effect, or in applicable blue sky or other state securities laws, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Debtors agree that private sales so made may be at prices and other terms less favorable to the Debtors than if such Collateral were sold at public sales, and that the Secured Party has no obligation to delay sale of any such Collateral for the period of time necessary to permit the issuer of such Collateral, even if such issuer would agree, to register such Collateral for public sale under such applicable securities laws. The Debtors agree that private sales, absent other adverse circumstances, will not be deemed to have been made in a commercially unreasonable manner. In connection with the foregoing, the Secured Party may, at the Debtors' expense, consult with counsel to determine whether a public or private sale of Collateral is necessary or appropriate.

8. Miscellaneous. It is further agreed as follows:

         8.1 Time. Time is of the essence of this Agreement and each provision of this Agreement.

         8.2 Notices. Any notice required or permitted to be given by this Agreement will be deemed to have been given on the date such notice is delivered personally or by telefacsimile to the party designated to receive such notice, on the date sent by overnight courier or on the date deposited in the United States mail, postage prepaid, and directed to the notice address specified in the initial paragraph of this Agreement, the Loan Agreement or otherwise provided to the Secured Party in writing.

         8.3 Cumulative Remedies. No failure on the part of the Secured Party to exercise, and no delay in exercising any right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise by the Secured Party of any right under this Agreement preclude any other or further right of exercise thereof or the exercise of any other right except as provided in the Loan Documents.

         8.4 Construction. This Agreement is to be construed according to the internal laws of the State of Oklahoma. All actions with respect to this Agreement may be instituted in the Courts of the State of Oklahoma or the United States District Court sitting in Oklahoma County, Oklahoma and each of the Debtors hereby consents to the jurisdiction and venue of any such courts.

         8.5 Amendment. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.


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         8.6      Severability. The provisions of this Agreement are severable, and if any clause or provision is held invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein will not be in any way affected or impaired thereby.

         8.7 Binding Effect. This Agreement will be binding on the Debtors and the Debtors' successors and permitted assigns, and will inure to the benefit of the Secured Party and the Secured Party's successors and assigns.

         8.8 Continuing Agreement. This is a continuing Agreement and the grant of a security interest hereunder will remain in full force and effect and all the rights, powers and remedies of the Secured Party hereunder will continue to exist until all of the Secured Indebtedness is paid in full as the same becomes due and payable and until the Secured Party, upon request of the Debtors, has executed a written termination statement, reassigned to the Debtors, without recourse, the Collateral and all rights conveyed hereby and returned possession of any Collateral in the Secured Party's possession to the Debtors.

                  IN WITNESS WHEREOF, the Debtors and the Secured Party have executed and delivered this Agreement effective the date first above written.

                                SEVEN SEAS PETROLEUM INC., a Yukon
                                Territory, Canada corporation


                                By /s/ LARRY A. RAY
                                  -----------------------------------
                                       Larry A. Ray, President



                                SEVEN SEAS PETROLEUM HOLDINGS INC., a
                                Cayman Islands corporation


                                By /s/ LARRY A. RAY
                                  -----------------------------------
                                Name:  Larry A. Ray
                                     --------------------------------
                                Title: President
                                      -------------------------------



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                              SEVEN SEAS PETROLEUM COLOMBIA INC., a
                              Cayman Islands corporation


                              By /s/ LARRY A. RAY
                                ---------------------------------------------
                              Name:  Larry A. Ray
                                   ------------------------------------------
                              Title: President
                                    -----------------------------------------

                              (jointly and severally, the "Debtors")


                              STILLWATER NATIONAL BANK AND TRUST
                              COMPANY, N.A.


                              By /s/ G.P. JOHNSON HIGHTOWER
                                ---------------------------------------------
                                G.P. Johnson Hightower, Senior Vice President

                              (the "Secured Party")




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